SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 16, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                   001-16533                    63-1261433
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)


 100 Brookwood Place, Birmingham, Alabama                          35209
  (Address of Principal Executive Office)                        (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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Item 8.01     Other Events

We are furnishing an Agent Advisory issued by Physicians Insurance Company of Wisconsin, Inc. dated June 15, 2006, included as Exhibit 99.1.

The Agent Advisory contains references to a proposed transaction in which the shares of common stock of Physicians Insurance Company of Wisconsin, Inc. will be converted into and exchanged for shares of common stock of ProAssurance Corporation. ProAssurance Corporation has filed a registration statement with the Securities and Exchange Commission to register the shares to be issued in the transaction. Investors are encouraged to read the registration statement because it contains important information. Investors can obtain information about ProAssurance from the reports filed by ProAssurance with the SEC at the SEC's website at www.sec.gov. Copies of ProAssurance's recent SEC reports are also posted on ProAssurance's website at www.proassurance.com.


Regulation FD Disclosure Caution Regarding Forward-Looking Statements

This report and exhibit contain historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Amendment No. 1 to Form S-4 filed June 2, 2006 and declared effective on June 6, 2006, Form 10-K for the most current year ended December 31, and Form 10-Q for the most recent quarter.

     These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

     o General economic conditions, either nationally or in our market area, that are worse than expected;

     o regulatory and legislative actions or decisions that adversely affect our business plans or operations;

     o    price competition;

     o inflation and changes in the interest rate environment the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

     o changes in laws or government regulations affecting medical professional liability insurance;

     o    changes to our ratings assigned by rating agencies;

     o    the effects of managed healthcare;


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


     o uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;

     o significantly increased competition among insurance providers and related pricing weaknesses in some markets.

     o our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;

     o changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board;

     o    changes in our organization, compensation and benefit plans; and

     o any other factors listed or discussed in the reports we file with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     Relating to the proposed transaction with PIC Wisconsin:

     o The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected;

     o the cost savings from the merger may not be fully realized or may take longer to realize than expected; and

     o operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;

     o    the stockholders of PIC Wisconsin may fail to approve the merger.

     We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


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


Item 9.01 Financial Statements and Exhibits

     Exhibit 99.1 - Agent Advisory dated June 15, 2006


We are furnishing the exhibit to this Form 8-K in accordance with item 7.01, Regulation FD Disclosure.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 16, 2006


                                           PROASSURANCE CORPORATION



                                           By:  /s/ Victor T. Adamo
                                           -------------------------------------
                                                    Victor T. Adamo
                                                    President


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